Exhibit 99.1

Playa Hotels & Resorts N.V. to be Acquired by Hyatt in All-Cash Transaction

Provides Attractive 40% Premium to Playa Shareholders

Follows Playa’s Deliberate and Comprehensive Review Process to Maximize Value

FAIRFAX, Va., Feb. 10, 2025 – Playa Hotels & Resorts N.V. (NASDAQ: PLYA) (the “Company” or “Playa”) today confirmed it has entered into an agreement with Hyatt Hotels Corporation (NYSE: H) (“Hyatt”) under which an indirect wholly owned subsidiary of Hyatt will acquire all outstanding shares of Playa for $13.50 per share in cash.

“We are pleased to enter into this agreement with Hyatt and look forward to delivering the many benefits of the transaction to Playa’s shareholders, guests, employees and other stakeholders,” said Bruce D. Wardinski, Chairman and CEO of Playa Hotels & Resorts. “Following a deliberate and comprehensive review of opportunities, the Playa Board concluded that the proposed transaction with Hyatt is in the best interest of the Company. As a result of our robust process and engagement with a number of potential counterparties, we are confident that this transaction maximizes shareholder value. The transaction will deliver to Playa shareholders a 40% premium to the Company’s unaffected stock price prior to the disclosure of exclusive discussions with Hyatt.”

Mr. Wardinski continued, “We have a longstanding partnership with Hyatt and their support has been instrumental to Playa’s success. The transaction is a testament to the strength of our portfolio and management platform, the remarkable dedication of our team and the incredible value we provide our guests. The combination of Playa’s premier beachfront luxury properties, our exceptional resort staff’s Service from the Heart, and Hyatt’s world-class brand and operational excellence has redefined the all-inclusive experience for discerning travelers. We are pleased that Playa’s remarkable resorts will be in excellent hands going forward, continuing to delight guests.”

Timing and Approvals

The acquisition is anticipated to close later this year, subject to Playa shareholder and regulatory approval as well as other customary closing conditions.

PJT Partners LP is serving as financial advisor to Playa Hotels & Resorts and Hogan Lovells and NautaDutilh N.V. are serving as legal counsel.

About Playa Hotels & Resorts N.V.

Playa Hotels & Resorts N.V., through its subsidiaries (NASDAQ: PLYA, “Playa”), is a leading owner, operator and developer of all-inclusive resorts in prime beachfront locations in Mexico, Jamaica and the Dominican Republic. Playa currently owns and/or manages a total portfolio consisting of 24 resorts (8,627 rooms) under the following brands: Hyatt Zilara, Hyatt Ziva,

Hilton All-Inclusive, Tapestry Collection by Hilton, Wyndham Alltra, Seadust, Kimpton, Jewel Resorts and The Luxury Collection. Playa leverages years of all-inclusive resort operating expertise and relationships with globally recognized hospitality brands to provide a best-in-class experience and exceptional value to guests, while building a direct relationship to improve customer acquisition cost and drive repeat business. For more information, please visit www.playaresorts.com.

For additional information visit investors.playaresorts.com.

Additional Information and Where to Find It

The tender offer for the outstanding ordinary shares of Playa Hotels & Resorts N.V. (“Playa”) referenced herein has not yet commenced. This communication is not a recommendation, an offer to purchase or a solicitation of an offer to sell ordinary shares of Playa or any other securities. This communication may be deemed to be solicitation material in respect of the EGM Proposals (defined below). At the time the tender offer is commenced, Hyatt Hotels Corporation (“Hyatt”) will file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Playa will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. Playa also intends to file with the SEC a proxy statement in connection with an extraordinary general meeting of shareholders of Playa, at which the Playa shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced herein, and will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the extraordinary general meeting. SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO ANY OF THE FOREGOING) WHEN SUCH DOCUMENTS BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PLAYA’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR ORDINARY SHARES OR MAKING ANY VOTING DECISION. Shareholders can obtain these documents when they are filed and become available free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Hyatt will be available free of charge on Hyatt’s website, investors.hyatt.com, or by contacting Hyatt’s investor relations department at investorrelations@hyatt.com. Copies of the documents filed with the SEC by Playa will be available free of charge on Playa’s website, www.investors.playaresorts.com, or by contacting Playa’s investor relations department at ir@playaresorts.com. In addition, Playa shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement on Schedule TO.

Participants in the Solicitation

Playa, its directors and executive officers and other members of its management and employees, as well as Hyatt and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Playa’s shareholders in connection with the EGM Proposals.

Information about Playa’s directors and executive officers and their ownership of Playa’s ordinary shares is set forth in the proxy statement for Playa’s 2024 annual general meeting of shareholders, which was filed with the SEC on April 22, 2024. Information about Hyatt’s directors and executive officers is set forth in the proxy statement for Hyatt’s 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Playa’s directors and executive officers in the transaction, which may be different than those of Playa’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This communication contains “forward-looking statements,” as defined by federal securities laws. Forward-looking statements reflect Playa’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. Forward-looking statements include, without limitation, statements regarding the proposed transaction, including the benefits of the proposed transaction; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Such forward-looking statements are subject to various risks and uncertainties, including uncertainties as to the timing of the tender offer and other proposed transactions; uncertainties as to how many of Playa’s shareholders will tender their shares in the offer or approve the resolutions to be solicited at the extraordinary general meeting of Playa’s shareholders; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement with Hyatt; the effects of the proposed transaction (or the announcement thereof) on relationships with employees, customers, other business partners or governmental entities; transaction costs; the risk that the proposed transaction will divert management’s attention from Playa’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents Playa files with the SEC, including those described under the section entitled “Risk Factors” in Playa’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024, as such factors may be updated from time to time in Playa’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in Playa’s filings with the SEC. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Playa disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this communication, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

For further information: Playa Hotels & Resorts N.V., Pedram Saif, SVP, IR & Strategy, 571-529-6014, ir@playaresorts.com

Media Contact:

Andrew Siegel / Tim Ragones / Charlotte Burch

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449